Exhibit 10.1

SUPPLEMENTAL INDENTURE

Supplemental Indenture (this “Supplemental Indenture”), dated as of November 21, 2011, among Raven Holdings U.S., Inc., a Delaware corporation (the “Guaranteeing Subsidiary”), a subsidiary of RadNet, Inc. (or its permitted successor), a Delaware corporation (“Parent”), Radnet Management, Inc., a California corporation (the “Issuer), the other Guarantors (as defined in the Indenture referred to herein) and U.S. Bank National Association, as trustee under the Indenture referred to below (the “Trustee”).

WITNESSETH

WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of April 6, 2010, providing for the issuance of 10⅜% Senior Notes due 2018 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.           Capitalized Terms.  Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.           Agreement to Guarantee.  The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including but not limited to Article 10 thereof.

4.           No Recourse Against Others.  No director, officer, employee, stockholder, general or limited partner or incorporator of the Issuers or any Guarantor, as such, shall have any liability for any obligations of the Issuers or the Guarantors under the Notes, this Indenture, the Note Guarantees or the note documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. The waiver may not be effective to waive liabilities under the federal securities laws.

5.           NEW YORK LAW TO GOVERN.  THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6.           Counterparts.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

7.           Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

8.            The Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Issuer.

IN WITNESS WHEREOF, the undersigned have executed this Supplemental Indenture as of the date first set forth above.

RAVEN HOLDINGS U.S., INC.

By:	/S/ HOWARD G. BERGER, M.D.
Name: Howard G. Berger, M.D.
Title: President and Treasurer

PARENT, ISSUER AND OTHER GUARANTORS

By:	/S/ HOWARD G. BERGER, M.D.
Name: Howard G. Berger, M.D
Title: Authorized Officer of Parent, Issuer and the other Guarantors

[Signature Page to Supplemental Indenture - Raven Holdings U.S., Inc.]

U.S. BANK NATIONAL ASSOCIATION, as Trustee By: /S/ GEORGINA THOMAS Name: Georgina Thomas Title: Trust Officer

[Signature Page to Supplemental Indenture - Raven Holdings U.S., Inc.]